UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 8, 2007

BEST BUY CO., INC.

(Exact name of registrant as specified in its charter)

Minnesota	1-9595	41-0907483
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

7601 Penn Avenue South
Richfield, Minnesota		55423
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (612) 291-1000

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01   REGULATION FD DISCLOSURE.

Best Buy Co., Inc.’s investor and analyst day at its Richfield, Minn., corporate campus is scheduled for August 9, 2007.  In conjunction with the event, the registrant reaffirms its previously announced outlook for fiscal 2008, as follows:

•      Anticipated annual revenue of $39.0 billion;

•      Expected comparable store sales gain of 3 percent to 5 percent;

•                  Projected earnings per diluted share of $2.95 to $3.15; and

•                  Anticipated modest benefit to fiscal 2008 earnings per diluted share as a result of the registrant’s new $5.5 billion share repurchase program, including a $3.0 billion accelerated share repurchase, as previously announced on June 27, 2007.

Details about the investor and analyst day, which will be Web cast, are available on the registrant’s Web site at www.BestBuy.com and clicking on the “For Our Investors” link.

The information in this Current Report on Form 8-K is being furnished and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that section.  Furthermore, the information in this Current Report on Form 8-K shall not be deemed to be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended (the “Securities Act”), unless such subsequent filing specifically references this Current Report on Form 8-K.

Safe Harbor Statement Under the Private Securities Litigation Reform Act

Section 27A of the Securities Act, and Section 21E of the Exchange Act, provide a “safe harbor” for forward-looking statements to encourage companies to provide prospective information about their companies. With the exception of historical information, the matters discussed in this Current Report on Form 8-K are forward-looking statements and may be identified by the use of words such as “anticipate,” “believe,” “estimate,” “expect,” “intend” “plan,” “project,” “outlook,” and other words and terms of similar meaning. Such statements reflect the registrant’s current view with respect to future events and are subject to certain risks, uncertainties and assumptions. A variety of factors could cause the registrant’s future results to differ materially from the anticipated results expressed in such forward-looking statements. Readers should review Item 1A, Risk Factors, of the registrant’s Annual Report on Form 10-K for the fiscal year ended March 3, 2007, for a description of important factors that could cause future results to differ materially from those contemplated by the forward-looking statements made in this Current Report on Form 8-K. In addition, general economic conditions, acquisitions and development of new businesses, divestitures, product availability, sales volumes, pricing actions and promotional activities of the registrant’s competitors, profit margins, weather, changes in law or regulations, foreign currency fluctuation, availability of suitable real estate locations, the registrant’s ability to react to a disaster recovery situation, and the impact of labor markets and new product introductions on the registrant’s overall profitability, among other things, could cause the registrant’s future results to differ materially from those projected in any such forward-looking statement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BEST BUY CO., INC.
(Registrant)

Date: August 8, 2007	By:	/s/ SUSAN S. GRAFTON
Susan S. Grafton
Vice President, Controller and Chief Accounting Officer